UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Joint Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BofA Funds Series Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BofA Funds Series Trust

100 Federal Street
Boston, Massachusetts 02110

BofA California Tax-Exempt Reserves	BofA Money Market Reserves
BofA Cash Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Government Plus Reserves	BofA Tax-Exempt Reserves
BofA Government Reserves	BofA Treasury Reserves
BofA Massachusetts Municipal Reserves

(each, a “Fund” and collectively, the “Funds”)

Notice of Joint Special Meeting of Shareholders

to be held on June 14, 2011

April [•], 2011

Dear Shareholder:

A joint special meeting of shareholders of (1) BofA Funds Series Trust (the “Trust”) and (2) certain of the Funds of the Trust (including any postponements or adjournments thereof, the “Meeting”) will be held at 100 Federal Street, [•] Floor, Boston, Massachusetts 02110, on June 14, 2011, at 10:00 a.m., local time. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)
1.	Elect seven trustees to the Board of Trustees of the Trust, each to hold office for an indefinite term.	All Funds
2.	Clarify that the Fund’s fundamental concentration policy permits it to concentrate in certain bank obligations.	BofA Cash Reserves BofA Money Market Reserves

Each of the above proposals is more fully described in the Joint Proxy Statement accompanying this notice. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Shareholders of all Funds will vote together on Proposal 1. Shareholders of BofA Cash Reserves and shareholders of BofA Money Market Reserves will vote separately on Proposal 2. The effectiveness of each proposal is not contingent on the approval of the other proposal. In addition, the effectiveness of Proposal 2 by BofA Cash Reserves or BofA Money Market Reserves is not contingent on the approval of Proposal 2 by the other Fund. The close of business on April 11, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR EACH NOMINEE AND FOR PROPOSAL 2.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Computershare Fund Services at 888-916-1720.

By order of the Board of Trustees,

[•]

Peter T. Fariel
Secretary

Boston, Massachusetts, April [•], 2011

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BofA Funds Series Trust

100 Federal Street
Boston, Massachusetts 02110

BofA California Tax-Exempt Reserves	BofA Money Market Reserves
BofA Cash Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Government Plus Reserves	BofA Tax-Exempt Reserves
BofA Government Reserves	BofA Treasury Reserves
BofA Massachusetts Municipal Reserves

(each, a “Fund” and collectively, the “Funds”)

Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.                    Why are you sending me this information?

A.                    On June 14, 2011, a joint special meeting of the shareholders of (1) BofA Funds Series Trust (the “Trust”) and (2) certain of the Funds of the Trust (including any postponements or adjournments thereof, the “Meeting”) will be held at 100 Federal Street, [•] Floor, Boston, Massachusetts 02110, at 10:00 a.m., local time.  You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Cards”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.                    What are the Proposals?

A.                    Shareholders are being asked to vote on the following proposals:

•                  The re-election of two of the Trust’s current trustees and the election of five new trustees (collectively, the “Nominees”) to the Board of Trustees (the “Board”) of the Trust (Proposal 1); and

•                  A clarification that the fundamental concentration policy of BofA Cash Reserves and BofA Money Market Reserves (the “Prime Funds”) permits each Prime Fund to concentrate in certain bank obligations (Proposal 2).

Q.                    Why am I being asked to vote on Trustees?

A.                    Each of the current trustees of the Trust also serves as a trustee of Columbia Funds Series Trust (the “Columbia Trust”). Prior to May 1, 2010, BofA Advisors, LLC (“BofA Advisors”) (then Columbia Management Advisors, LLC) sponsored and managed both long-term and money market funds under the “Columbia Funds” name, including the funds in the Columbia Trust. However, on May 1, 2010, Bank of America, N.A. (the “Bank”), the indirect parent company of BofA Advisors, sold its long-term asset management business, including the business of managing the long-term funds in the Columbia Trust, to

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Ameriprise Financial, Inc. (the “Transaction”).  The Transaction did not include the sale of the Bank’s cash asset management business, including the management of the Funds, which continue to be advised by BofA Advisors. Consistent with certain board governance standards adopted by the Columbia Trust relating to service on multiple fund boards, five current trustees decided not to stand for re-election to the Board. Trust shareholders are being asked to re-elect the remaining two current trustees — William A. Hawkins and R. Glenn Hilliard — and elect the five additional new Nominees.

The Governance Committee of the Board has nominated, and the full Board has accepted and endorsed the Governance Committee’s nomination of, the Nominees for election to serve as trustees on the Board, each to hold office for an indefinite term. Information about each Nominee is set forth in the Joint Proxy Statement under Proposal 1.

Q.                    Why am I being asked to clarify the fundamental concentration policy of BofA Cash Reserves and BofA Money Market Reserves?

A.                    Sections 8(b) and 13 of the Investment Company Act of 1940, impose disclosure and substantive requirements pertaining to a fund’s “fundamental” investment policies, including a fund’s policy with respect to concentrating its investments (i.e., investing more than 25% of the fund’s assets) in a particular industry or group of industries.  Section 13 requires shareholder approval of any changes to a fundamental investment policy.

Each Prime Fund has an existing principal investment strategy, as set forth in its prospectuses, that expressly permits it to invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks (“Bank Obligations”). The concentration policy of each Prime Fund, as set forth in its statement of additional information (the “SAI Concentration Policy”), does not expressly refer to the ability of the Prime Funds to invest more than 25% of its assets in Bank Obligations. The clarification to the SAI Concentration Policy will incorporate the provision of each Prime Fund’s principal investment strategy into the SAI Concentration Policy. The clarification will have no impact on the actual management strategy of the Prime Funds or on what the Prime Funds are permitted to purchase.

Q.                    How does my Fund’s Board recommend that I vote?

A.                    The Board unanimously recommends that you vote FOR the election of each Nominee and, if you are a shareholder of a Prime Fund, FOR Proposal 2.

Q.                    Will my Fund pay for this proxy solicitation?

A.                    No.  BofA Advisors, LLC or one of its affiliates(but not the Funds) will bear all of the costs associated with the Meeting, including solicitation costs.

Q.                    How do I cast my votes?

A.                    You may vote in person at the Meeting or, for your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the Meeting:

•                  By Mail:  Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

•                  By Telephone:  Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

•                  By Internet:  Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

•                  In Person:  If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of a relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

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Q.                    Why might I receive more than one Proxy Card?

A.                     If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.                    Whom should I call for additional information about the Joint Proxy Statement?

A.                     If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, Computershare Fund Services at 888-916-1720.

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BofA Funds Series Trust

100 Federal Street
Boston, Massachusetts 02110

BofA California Tax-Exempt Reserves	BofA Money Market Reserves
BofA Cash Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Government Plus Reserves	BofA Tax-Exempt Reserves
BofA Government Reserves	BofA Treasury Reserves
BofA Massachusetts Municipal Reserves

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Special Meeting of Shareholders to be held on June 14, 2011

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of BofA Funds Series Trust (the “Trust”) relating to a joint special meeting of shareholders of (1) the Trust and (2) certain of the Funds of the Trust (including any postponements or adjournments thereof, the “Meeting”) to be held at 100 Federal Street, [•] Floor, Boston, Massachusetts 02110 on June 14, 2011 at 10:00 a.m., local time. It is expected that this Joint Proxy Statement will be mailed to shareholders beginning on or about April [•], 2011. Shareholders of the Funds are referred to as “shareholders” in this Joint Proxy Statement.  The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)
1.	Elect seven trustees to the Board, each to hold office for an indefinite term.	All Funds
2.	Clarify that the Fund’s fundamental concentration policy permits it to concentrate in certain bank obligations.	BofA Cash Reserves BofA Money Market Reserves (the “Prime Funds”)

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the election of the seven individuals identified in the Joint Proxy Statement (the “Nominees”) to serve as trustees on the Board (Proposal 1); and (ii) FOR clarifying that the fundamental concentration policy of BofA Cash Reserves and BofA Money Market Reserves permits each Prime Fund to concentrate its assets in certain bank obligations (Proposal 2) (together, the “Proposals”). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or both Proposals in the event that sufficient votes in favor of any Proposal are not received. Shareholders of all Funds will vote together on Proposal 1. Shareholders of BofA Cash Reserves and shareholders of BofA Money Market Reserves will vote separately on Proposal 2. The effectiveness of each Proposal is not contingent on the approval of the other Proposal. In addition, the effectiveness of Proposal 2 by BofA Cash Reserves or BofA Money Market Reserves is not contingent on the approval of Proposal 2 by the other Prime Fund.

If you sign, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to that Fund (Attention: Secretary) at the address written above, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. Thirty-three and one-third percent

(33 1/3%) of the shares of the Trust as a whole constitutes a quorum for Proposal 1. Thirty-three and one-third percent (33 1/3%) of the shares of each Prime Fund constitutes a quorum of that Prime Fund for purposes of Proposal 2. The Funds will treat abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. A quorum of shareholders of the Trust is required to take action on Proposal 1. A quorum of shareholders of each Prime Fund is required to take action at the Meeting on Proposal 2 for that Prime Fund.

In the event that a quorum of shareholders of the Trust or of a Prime Fund is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to the Trust or one or both Prime Funds and/or with respect to one or both Proposals by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

The close of business on April 11, 2011 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held on that date is listed in Appendix A. Each share of a Fund outstanding on the Record Date is entitled to one vote.

Election of Trustees (Proposal 1) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum number of Trustees to be elected at the Meeting, which is seven. All shares of all Funds vote together as a single class on Proposal 1.

For each of BofA Cash Reserves and BofA Money Market Reserves, clarification of the Fund’s fundamental concentration policy (Proposal 2) requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote by the lesser of: (i) more than 50% of the outstanding voting shares of such Fund or (ii) 67% or more of the outstanding voting shares of the Fund present at the Meeting if more than 50% of the outstanding voting shares of the Fund are present at the Meeting in person or represented by proxy. All shares of each Prime Fund, voting separately, vote as a single class on Proposal 2.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes will have will have no effect on the outcome of the vote on Proposal 1. Abstentions and broker non-votes will have the same effect as a vote against Proposal 2.

Each Fund’s investment advisor and administrator is BofA Advisors, LLC (“BofA Advisors”), whose address is 100 Federal Street, Boston, Massachusetts 02110.  Each Fund’s principal underwriter is BofA Distributors, Inc., whose address is also 100 Federal Street, Boston, Massachusetts 02110.

Additional information about the Funds is available in their respective prospectuses, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266, by calling BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or by visiting the BofA Funds’ website at www.bofacapital.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 14, 2011.

This Joint Proxy Statement is available at www.proxy-direct.com/boa22493.

GENERAL OVERVIEW

Proposal 1: Elect Trustees

The shareholders of the Funds of the Trust are being asked to elect the seven Nominees to serve as trustees on the Board. The Governance Committee of the Board has nominated, and the full Board has accepted and endorsed the Governance Committee’s nomination of, the Nominees for election to serve as trustees on the Board, each to hold office for an indefinite term. Information about each Nominee is set forth below under Proposal 1.

Proposal 2: Clarify the Fundamental Investment Policy on Concentration of BofA Cash Reserves and BofA Money Market Reserves

The Board has approved, on behalf of BofA Cash Reserves and BofA Money Market Reserves, and recommends that shareholders of each Prime Fund approve, a proposal to clarify that the Prime Fund’s fundamental concentration policy permits it to invest more than 25% of its assets (i.e., to concentrate) in certain Bank Obligations (defined below under Proposal 2). This clarification will have no impact on the actual management strategy of the Prime Funds or on what the Prime Funds are permitted to purchase. A comparison of the current and proposed fundamental concentration policies is set forth in the Joint Proxy Statement under Proposal 2.

Effectiveness of the Proposals

The effectiveness of each Proposal is not contingent on the outcome of the other Proposal. In addition, the effectiveness of Proposal 2 by BofA Cash Reserves or BofA Money Market Reserves is not contingent on the approval of Proposal 2 by the other Prime Fund.

PROPOSAL 1 — ELECT TRUSTEES
(All Funds)

Each of the current trustees also serves as a trustee of Columbia Funds Series Trust (the “Columbia Trust” also, the “Predecessor Trust”). Prior to May 1, 2010, BofA Advisors (then Columbia Management Advisors, LLC) sponsored and managed both long-term and money market funds under the “Columbia Funds” name, including the funds in the Columbia Trust. However, on May 1, 2010, Bank of America, N.A. (the “Bank”), the indirect parent company of BofA Advisors, sold its long-term asset management business, including the business of managing the long-term funds in the Columbia Trust, to Ameriprise Financial, Inc. (the “Transaction”). The Transaction did not include the sale of the Bank’s cash asset management business, including the management of the Funds, which continue to be advised by BofA Advisors. Consistent with certain board governance standards adopted by the Columbia Trust relating to service on multiple fund boards, five current trustees — William P. Carmichael, Edward J. Boudreau, Jr., John J. Nagorniak, Anthony M. Santomero and Minor M. Shaw — decided not to stand for re-election to the Board. Trust shareholders are being asked to re-elect the remaining two current trustees — William A. Hawkins and R. Glenn Hilliard — and elect the five additional new Nominees.

At a meeting held on February 28, 2011, the Governance Committee of the Board nominated each of the Nominees as candidates for the Board. In addition, at a meeting held on February 28, 2011, the Board, including a majority of the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trust (each, a “Non-Interested Trustee” and collectively, the “Non-Interested Trustees”), unanimously accepted and endorsed these nominations and voted to present each Nominee to shareholders for election as trustees. The Board currently has no reason to believe that any Nominee will become unavailable for election as a trustee, but if such unavailability should occur before the Meeting, the proxies will be voted for such other individuals as the Governance Committee of the Board and the full Board may designate.

A Nominee is deemed to be “non-interested” to the extent the Nominee is not an “interested person,” as that term is defined in the 1940 Act, of the Trust. Each of the Nominees is deemed to be “non-interested”. The Nominees are: Harrison M. Bains, Paul Glasserman, George J. Gorman, William A. Hawkins, R. Glenn Hilliard, William J. Kelly and Debra J. Perry.

If the Nominees are elected by shareholders, all of the Board’s trustees would be Non-Interested Trustees. The Nominees would serve as trustees in accordance with the Amended and Restated Declaration of Trust of the Trust. Each trustee would serve for an indefinite term. A trustee’s term may terminate by the election of his or her successor, by the termination or dissolution of the Trust, or by his or her death, resignation, removal, retirement or incapacity. Under the current Board’s policy, a trustee may serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board.

In light of the Columbia Trust board governance standards referenced above, Messrs. Hawkins and Hilliard have each indicated their current intention to resign as trustees of the Trust after a sufficient period of time for the effective transition of the governance of the Funds to the other Nominees. This period of time is expected to be no more than three years from when the other Nominees become Trustees.

Information Regarding the Nominees

Background information regarding each of the Nominees follows:

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee of the Trust	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen	Other Directorships Held by Nominee During the Past Five Years
Harrison M. Bains c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 65	Trustee	None	Retired	11	MGI Funds (7 funds); BG Medicine, Inc. (life sciences)

Paul Glasserman c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 48	Trustee	None	Jack R. Anderson Professor of Business — Columbia Business School, since 2000 (Senior Vice Dean, 2004-2008; Professor, 1995-2000); Visiting Scholar — Federal Reserve Bank of New York, from 2008 to 2010; Independent consultant to financial firms since 1995	11	IQ Closed-End Funds (10 funds) (2004-2010)

George J. Gorman c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 59	Trustee	None	Senior Partner, Asset Management — Ernst & Young LLP, from 1988 to 2009	11	Ashmore Funds (5 funds)

William A. Hawkins c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 68	Trustee	Indefinite term; Trustee since January 2005(1)	Managing Director — Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer — California General Bank, N.A., from January 2008 through August 2010	11	Columbia Funds (192 funds)

R. Glenn Hilliard c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 67	Trustee and Chairman	Indefinite term; Trustee since January 2005(1)	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from 2003 through current; Non-Executive Director & Chairman — CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), 2003 through May 2011	11	Columbia Funds (192 funds); CNO Financial Group, Inc. (insurance) (2003 until May 2011)

William J. Kelly c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 51	Trustee	None	Chief Executive Officer — Robeco Investment Management, from 2005 to 2008 (previously Chief Financial Officer, 2004-2005)	11	None

Debra J. Perry c/o BofA Funds 100 Federal Street Boston, MA 02110 Age 60	Trustee	None	Managing Member — Perry Consulting LLC, since March 2008; Consultant — MBIA, since March 2008	11	Korn/Ferry International (recruiting); CNO Financial Group, Inc. (insurance) (2002 until May 2011)

(1)        Includes service as trustees of the Predecessor Trust. The current Trust was established on November 19, 2009 to facilitate the reorganization of certain corresponding series of the Predecessor Trust into the Funds.

Nominees’ Beneficial Ownership of Shares of Each Fund

Appendix B to this Joint Proxy Statement provides information, as of April 25, 2011, about the beneficial ownership by the Nominees of shares of each Fund.

Status of Current Trustees

Messrs. Hawkins and Hilliard, along with Messrs. Boudreau and Carmichael and Ms. Shaw, were most recently elected to the Board of the Predecessor Trust by shareholders in 2005. Messrs. Nagorniak and Santomero were appointed by the other current trustees to serve as trustees of the Predecessor Trust in 2008. In connection with the establishment of the current Trust on November 19, 2009 (for purposes of facilitating the reorganization of the corresponding series of the Predecessor Trust into the Funds in anticipation of the Transaction), each of the current trustees of the Trust was appointed to serve as a trustee of the Trust by the initial trustee, pursuant to the Trust’s Declaration of Trust, and then elected by the then sole shareholder of the Trust. Of the current trustees of the Trust, only Messrs. Hawkins and Hilliard are Nominees. Messrs. Boudreau, Carmichael, Nagorniak and Santomaro and Ms. Shaw are not standing for re-election, and their terms will end upon the election of the other five Nominees. The Board met on 10 occasions during the Trust’s fiscal year ended August 31, 2010, including meetings of the board of trustees of the Predecessor Trust.

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board currently consists of seven trustees who have extensive and varied experience and skills. Six of the seven trustees are Non-Interested Trustees. Dr. Santomero is currently deemed by the Trust to be an “interested person” (as defined in the 1940 Act) of the Trust (the “Interested Trustee”) because he serves as a Director of Citigroup, Inc. and CitiBank N.A., companies that may, directly or through subsidiaries or affiliates, engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or other funds or accounts advised/managed by BofA Advisors. Dr. Santomero is not standing for re-election.

The Board currently has a Non-Interested Trustee (Mr. Hilliard) serving in the role of Chairman. The Chairman actively participates in the setting of the agendas for Board meetings, presides at Board meetings and acts as a liaison with service providers, officers, attorneys, and other trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the “Committees”) that are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section titled “Current Committees of the Board” below.

The Funds have retained BofA Advisors as the Funds’ investment advisor and administrator. BofA Advisors provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing BofA Advisors and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of BofA Advisors and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of BofA Advisors and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and Committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly and through a Committee, interacts with and reviews reports from, among others, BofA Advisors, the independent registered public accounting firm for the Funds, and internal auditors for BofA Advisors or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Board and the

Audit Committee review and approve the compliance programs of the Funds and certain of their service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Non-Interested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having a Non-Interested Trustee serve as the chair of the Board and each Committee promotes independence from BofA Advisors in setting agendas and conducting meetings. The Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the Committee structure and the manner in which the Board conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Current Committees of the Board

The Trust’s three standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee.

In general, the function of the Audit Committee is oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds’ independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements. Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds’ accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds’ independent registered public accounting firm to the Funds’ investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Board will make a determination from time to time as to whether any of the Committee members quality as an “audit committee financial expert,” and will disclose its determination to shareholders. The current members of the Audit Committee are William A. Hawkins (Chair), Edward J. Boudreau, Jr. and William P. Carmichael. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on 6 occasions during the fiscal year ended August 31, 2010, including meetings of the Audit Committee of the Predecessor Trust.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board as to: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and the investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The current members of the Contracts Review Committee are R. Glenn Hilliard (Chair), William P. Carmichael, John J. Nagorniak and Anthony M. Santomero. With the exception of Dr. Santomero, the Contracts

Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on 3 occasions during the fiscal year ended August 31, 2010, including meetings of the Contracts Review Committee of the Predecessor Trust.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating Non-Interested Trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds’ investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating the Board and its Committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The current members of the Governance Committee are Minor M. Shaw (Chair), William A. Hawkins, R. Glenn Hilliard and William P. Carmichael (ex officio). The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on 4 occasions during the fiscal year ended August 31, 2010, including meetings of the Governance Committee of the Predecessor Trust.

The Trust’s Amended and Restated Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The charter of the Governance Committee is provided in Appendix C. The Governance Committee’s policy with respect to considering trustee candidates recommended by shareholders, and the procedures to be followed by shareholders in submitting such recommendations, are set forth in Section 3 of such charter. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the trustees to possess.

The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other trustees, BofA Advisors, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as trustees. Each trustee’s ability to perform his or her duties effectively has been attained through: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s experience working with the other trustees and management; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a trustee.

Nominee Qualifications

The following is a summary of the particular professional and other experience of each Nominee that was relevant to the nomination of that individual:

Harrison M. Bains. Mr. Bains serves as an independent trustee (since 2005) and chair (since 2009) of the board of the MGI Funds, a complex of open-end investment funds. He also serves as a director (since 2007) and audit committee chair (since 2007) of BG Medicine, Inc., a publicly traded life sciences company. From 1988 to 2004, Mr. Bains served in several senior financial positions with Bristol-Myers Squibb Co., as Vice President and Treasurer, Acting Chief Financial Officer, and most recently as Vice President, Tax and Treasury. His responsibilities included financing, investments, pension asset management, investor relations, risk management and oversight of internal audit. Prior positions included serving as a Senior Vice President of Chase Manhattan Bank and Senior Vice President and Treasurer of RJR Nabisco and its predecessor companies.

Paul Glasserman. Mr. Glasserman has served as a professor of business at Columbia Business School since 1995, and was previously Senior Vice Dean from 2004 to 2008. For the past two years, Mr. Glasserman has served as a Visiting Scholar for the Financial Intermediation Group at the Federal Reserve Bank of New York. He also served on the board of directors of IQ Funds, a complex of closed-end funds, from 2004 to 2010, including serving as the board chairman.

George J. Gorman. Mr. Gorman has served as an independent trustee of the board of the Ashmore Funds, a complex of open-end investment funds, since 2010. Mr. Gorman served as a Senior Partner in the Boston office of the asset management practice of Ernst & Young LLP from 1988 to 2009. In his capacity as Senior Partner, Mr. Gorman has advised fund management and mutual fund boards and their audit committees on a variety of accounting matters. Mr. Gorman currently serves as an honorary director of National Investment Company Service Association, a not-for-profit organization providing educational and networking forums to the global investment community. Mr. Gorman is also a certified public accountant.

William A. Hawkins. Mr. Hawkins has been a trustee of the Trust, including the Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. He currently serves as Managing Director of Overton Partners and has over thirty years of executive-level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of the Trust, including the Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over thirty years executive and board level experience in the insurance industry. Mr. Hilliard served on the board of directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) from 2003 until May 2011. Mr. Hilliard is also a licensed attorney.

William J. Kelly. Mr. Kelly has extensive managerial experience in the investment management field. From 2002 to 2008, Mr. Kelly served as the most senior U.S.-based executive of Robeco Investment Management, a U.S. subsidiary of a global asset management organization with over $200 billion of assets under management. Mr. Kelly also served as Chief Operating Officer from 2002 to 2004, and Founding Partner and Chief Financial Officer from 1995-2002, of Boston Partners Asset Management. Mr. Kelly is also a certified public accountant.

Debra J. Perry. Ms. Perry has had broad executive and board level experience in risk oversight, corporate governance and financial institution restructuring.  Until 2004, she was a senior executive at Moody’s, the bond-rating agency, where she served as Chief Administrative Officer and Chief Credit Officer and managed a wide range of rating groups covering financial institutions, industrial companies and U.S. municipal issuers. Ms. Perry served on the boards of CNO Financial Group, Inc. (formerly Conseco, Inc.) from June 2004 to May 2011, and MBIA, the largest financial guaranty insurance company, from 2004 through 2008. Since 2008, she has also served on the board of Korn/Ferry International, Inc. where she chairs the audit committee of the board.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual trustee should send written communications to c/o The Secretary of BofA Funds Series Trust, 100 Federal Street, Boston, MA 02110, addressed to the Board of Trustees of the Trust or the individual trustee. The Secretary of the Trust may determine not to forward to the Board or individual trustees any letter that does not relate to the business of a Fund.

Officers of the Trust and BofA Advisors

Information about the officers of the Trust and BofA Advisors is included in Appendix D to this Joint Proxy Statement.

Remuneration for Trustees and Officers

Information about total trustees’ fees paid by each Fund and the Trust to the current Trustees who also are Nominees for the fiscal year ended August 31, 2010, is included in Appendix E to this Joint Proxy Statement. The Nominees, if re-elected or elected as Trustees, will be entitled to receive an annual retainer and meeting fees. Committee members and chairmen will be entitled to additional meeting fees or retainers as established by the Board from time-to-time.

BofA Advisors pays all salaries of officers of the Trust, except for the Funds’ Chief Compliance Officer, a portion of whose salary is paid by the Trust.

Required Vote and Recommendation

Election of trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust at which a quorum is present or represented by proxy.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF ALL FUNDS
VOTE FOR THE ELECTION OF EACH NOMINEE.

PROPOSAL 2 — CLARIFY FUNDAMENTAL CONCENTRATION POLICY
(BofA Cash Reserves and BofA Money Market Reserves)

Background

The Board has approved, on behalf of BofA Cash Reserves and BofA Money Market Reserves, and recommends that shareholders of each Prime Fund approve, a proposal to clarify that the Prime Fund’s fundamental concentration policy permits it to invest more than 25% of its assets (i.e., to concentrate) in certain Bank Obligations (defined below).

Sections 8(b) and 13 of the 1940 Act impose disclosure and substantive requirements pertaining to a fund’s “fundamental” investment policies, including a fund’s policy with respect to concentrating (i.e., investing more than 25% of the fund’s assets) in a particular industry or group of industries.  Section 13 requires shareholder approval of any changes to a fundamental investment policy.

Each Prime Fund has an existing principal investment strategy, as set forth in its prospectuses, that expressly permits it to invest more than 25% of its assets in U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks (“Bank Obligations”). The concentration policy of each Prime Fund, as set forth in its statement of additional information (the “SAI Concentration Policy”), does not expressly refer to the ability of the Prime Fund to invest more than 25% of its assets in Bank Obligations. The clarification to the SAI Concentration Policy will incorporate the provisions of each Prime Fund’s principal investment strategy in the SAI Concentration Policy. The clarification will have no impact on the actual management strategy of the Prime Funds or on what the Prime Funds are permitted to purchase.

Current SAI Concentration Policy	Proposed SAI Concentration Policy

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) with respect to BofA Cash Reserves and BofA Money Market Reserves, there is no limitation with respect to U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks; and (iii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

Required Vote and Recommendation

The affirmative vote of a “majority of the outstanding voting securities” of each Prime Fund, which means the affirmative vote by the lesser of: (i) more than 50% of the outstanding voting shares of such Fund or (ii) 67% or more of the outstanding voting shares of the Fund present at the Meeting if more than 50% of the outstanding voting shares of the Fund are present at the Meeting in person or represented by proxy is required to clarify its fundamental concentration policy. All shares of each Prime Fund, voting separately, vote as a single class on Proposal 2. At a meeting held on February 28, 2011, the Board approved the clarification to each Prime Fund’s fundamental investment policy and voted to present the proposed clarification to the shareholders of those Funds for their approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE PRIME FUNDS VOTE FOR CLARIFYING THE FUNDAMENTAL CONCENTRATION POLICY.

OTHER INFORMATION

Current Service Providers

BofA Advisors, located at 100 Federal Street, Boston, Massachusetts 02110, serves as the investment advisor and administrator of the Funds. BofA Distributors, Inc., also located at 100 Federal Street, Boston, Massachusetts 02110, serves as the principal underwriter of the Funds.

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Annual Meetings and Shareholder Proposals

The Trust does not regularly hold annual meetings of shareholders but may from time to time schedule special meetings. In addition, the SEC’s Order in the Matter of Banc of America Capital Management, LLC, BACAP Distributors, LLC, and Banc of America Securities, LLC, dated February 9, 2005 (the “SEC Order”) contemplates that, commencing in 2005, a shareholder meeting be held at least every fifth calendar year to elect the Board. Although the Trust is not a party to the SEC Order, it voluntarily adheres to certain governance measures designed to maintain the independence of the Board, including holding such a meeting at least every five years. The staff of the SEC granted the Funds an extension to June 30, 2011 for compliance with this undertaking.

Each Board’s Governance Committee typically will consider trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to BofA Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include, at a minimum, the following information as to each individual proposed for election as a trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual would or would not qualify as a Non-Interested Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee (if elected)).

Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of trustees is to be considered. The anticipated date of the next meeting to elect trustees is June 2016. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the U.S. federal securities laws. Shareholders may submit proposals in writing to BofA Funds c/o Secretary, at the principal address shown on its most current registration statement.

Principal Shareholders

Appendix F to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The trustees and officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date. Instead of voting their shares themselves, certain principal shareholders affiliated with the Bank may engage an independent service company to vote their shares or may vote their shares in the same proportion as other shareholders not affiliated with the Bank.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by BofA Advisors or one of its affiliates and not by the Funds. The Funds have engaged Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788 to assist in soliciting at an estimated cost of approximately $704,000, which will be paid by BofA Advisors or an affiliated company. The material terms of the contract with Computershare Fund Services are that it will provide proxy mailing, solicitation and tabulation services.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one proxy card for each Fund and account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: 100 Federal Street, Boston, Massachusetts 02110.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and its most recent semi-annual report, if available, subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021, by calling BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or by visiting the BofA Funds’ website at www.bofacapital.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

[•]

Peter T. Fariel
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by mailing the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below, which in each case equals the number of votes to which the shareholders of such class of such Fund are entitled.

Fund	Class A	Class B	Class C	Class Z	Daily Class	Marsico Shares	G-Trust Shares	Retail A Shares	Adviser Class	Capital Class	Institutional Class	Investor Class	Liquidity Class	Trust Class	Total

BofA California Tax-Exempt Reserves	—	—	—	—	55,886,860.76	—	—	—	92,645,083.90	173,066,795.34	160,366,735.79	4,510,160.77	700,903.65	377,400,992.43	864,577,532.64

BofA Cash Reserves	37,216,496.28	6,976,683.43	5,368,891.32	378,981,005.32	2,471,575,328.63	11,862,588.32	—	—	2,812,066,931.33	6,206,526,428.31	1,219,423,402.60	54,825,153.17	116,958,778.76	785,746,672.55	13,678,985,283.68

BofA Connecticut Municipal Reserves	—	—	—	—	—	—	100,198,250.15	1,070,871.21	—	—	—	—	—	—	101,269,121.36

BofA Government Plus Reserves	—	—	—	—	—	—	48,805,840.94	4,112,331.75	100,288,350.32	486,599,360.79	65,722,170.52	—	5,137,465.00	92,151,463.51	802,816,982.82

BofA Government Reserves	1,605,679.27	—	—	—	148,239,913.77	—	42,565,791.46	28,473,932.80	541,115,018.20	5,799,238,817.01	599,995,699.93	10,631,783.72	145,619,758.73	1,704,759,706.45	9,020,640,422.07

BofA Massachusetts Municipal Reserves	—	—	—	—	—	—	195,339,290.69	2,489,301.84	—	—	—	—	—	—	197,828,592.53

BofA Money Market Reserves	—	—	—	—	—	—	210,554,131.85	47,350,934.94	976,441,953.02	7,494,541,646.90	711,037,516.54	10,002.00	55,394,510.77	94,080,292.39	9,589,410,988.41

BofA Municipal Reserves	—	—	—	23,898,555.44	140,117,853.48	—	—	—	165,116,505.61	3,266,163,379.14	210,062,330.22	244,822.11	8,951,460.77	657,143,470.27	4,447,799,821.60

BofA New York Tax-Exempt Reserves	374,900.05	—	—	—	5,246.38	—	11,849,745.35	39,278.21	5,246.48	99,611,905.92	3,876,226.83	—	—	312,039,188.49	427,426,837.66

BofA Tax-Exempt Reserves	765,814.19	—	—	—	8,836,676.21	—	366,149,713.91	7,948,096.41	14,957,872.17	1,771,569,237.65	141,790,003.90	1,503,125.25	5,289,072.67	3,148,042,861.32	5,466,086,659.49

BofA Treasury Reserves	105,119,159.23	—	—	—	205,865,003.07	—	—	—	3,487,261,927.16	3,239,162,613.06	444,769,179.15	9,506,619.69	136,076,485.67	461,088,953.98	7,983,730,781.78

A-1

APPENDIX B

Share Ownership of Nominees

As of April 25, 2011, the Nominees and officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The tables below show, for each Nominee, the amount of shares of each Fund beneficially owned by the Nominee. They also show the aggregate value of all investments in shares of the Funds overseen or to be overseen by the Nominees, including notional amounts through a deferred compensation agreement, if any. Ownership information is presented in the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Nominee Ownership as of April 25, 2011:

Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
BofA California Tax-Exempt Reserves

BofA Cash Reserves

BofA Connecticut Municipal Reserves

BofA Government Plus Reserves

BofA Government Reserves

BofA Massachusetts Municipal Reserves

BofA Money Market Reserves

BofA Municipal Reserves

BofA New York Tax-Exempt Reserves

BofA Tax-Exempt Reserves

BofA Treasury Reserves

Aggregate Dollar Range of Shares in all Funds overseen or to be overseen by the Nominee

B-1

APPENDIX C

Governance Committee Charter

BofA FUNDS SERIES TRUST

GOVERNANCE COMMITTEE CHARTER

1.               Membership.  The governance committee (the “Governance Committee”) of the Board of Trustees (the “Board”) of BofA Funds Series Trust (the “Fund Company”) shall be composed entirely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Fund Company’s series (each, a “Fund” and collectively, the “Funds”), or of the Fund’s investment adviser or principal underwriter (the “Independent Trustees”).

The Board shall designate the members of the Governance Committee and shall either designate the Chairman or approve the method of selecting the Chairman.  The Governance Committee may include advisory members and/or “ex officio” members, who shall be entitled to participate in all meetings but shall not be entitled to vote with respect to matters considered by such Governance Committee.  Unless the Chairman of the Board is designated as a full member of the Governance Committee, the Chairman of the Board shall be an ex officio member of the Governance Committee.

2.               Purpose.  The Governance Committee has been established to make recommendations to the Board on issues related to the Independent Trustees and the composition and operation of the Board, together with such additional duties, responsibilities and functions as are delegated to it from time to time.

The primary responsibilities of the Governance Committee include:

(a)                                  generally overseeing issues of corporate governance of the Fund Company;

(b)                                 nominating Independent Trustees;

(c)                                  addressing matters relating to compensation of Trustees who are not current directors, officers or employees of a Fund’s investment adviser or sub-adviser or any control affiliate thereof (“Unaffiliated Trustees”), including deferred compensation and retirement policies; and

(d)                                 evaluating the Board and the Board’s committee structure as often as the Governance Committee deems necessary or desirable to determine whether each is functioning effectively.  The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion.

3.               Specific Responsibilities and Powers.  The Governance Committee has the responsibility and power to:

(a)                                  consider, as it deems necessary or appropriate, the candidacy of persons to fill existing or newly created Trustee vacancies, taking into consideration, among other factors that the Governance Committee may determine in its sole judgment, any or all of the following attributes:  leadership, independence, interpersonal skills, financial acumen, business experience, industry knowledge and diversity of background or viewpoint.  In considering candidates, the Board and the Governance Committee believe that no specific qualification or characteristic is controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess;

(b)                                 periodically assess, as it deems necessary or appropriate, the criteria for selection of potential Independent Trustees;

(c)                                  identify and evaluate Independent Trustee candidates according to the relevant criteria;

(d)                                 consider candidates submitted by shareholders or from other sources as it deems appropriate.  The Governance Committee shall be solely responsible for the selection and recommendation of candidates to the Board.  Any recommendation should be submitted to BofA Funds, c/o Secretary, at the principal address shown on its registration statement.  Any submission should include at a minimum the following information as to each individual proposed for election or re-election as Trustee: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund

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that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

In the case of the Fund Company holding a meeting of shareholders for the election of Trustees, shareholder submissions will be considered for inclusion in the Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered.  Any such submission must also contain such information as may be required by any relevant rule or regulation;

(e)                                  periodically review and make recommendations to the Board regarding Unaffiliated Trustee compensation;

(f)                                    initiate, oversee and recommend changes to retirement and deferred compensation plans for its Unaffiliated Trustees;

(g)                                 consider, oversee and implement any evaluation process of the Board, which may include evaluation of the structure, frequency and length of meetings, the structure and composition of the Board and Governance Committee and the general deliberative process of the Board, including information flow;

(h)                                 report its activities to the Board and to make such recommendations with respect to the matters described above and other matters as the Governance Committee may deem necessary or appropriate; and

(i)                                     establish, arrange for and coordinate the participation in, new Trustee orientation and continuing education or information programs for Trustees, as they deem appropriate.  Any related costs shall be borne by the Funds.

(j)                                     evaluate on at least an annual basis the independence of counsel to the Independent Trustees, to make recommendations to the Independent Trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to address matters relating to such engagement as the Governance Committee deems appropriate.

(k)                                  periodically evaluate and make recommendations to the Board regarding professional liability insurance and bond coverage and related matters for the Funds, Independent Trustees, Unaffiliated Trustees and Fund officers.

4.               Procedural Matters.

(a)                                  The Governance Committee shall meet as often as it deems necessary.  The Governance Committee shall record minutes of meetings and shall invite management, counsel and representatives of service providers to attend meetings and provide information to the Governance Committee as it may consider appropriate.

(b)                                 The Governance Committee shall conduct an annual self-evaluation of its performance and review this Charter as often as it deems appropriate in order to recommend any changes to the Board.  The Governance Committee shall have such further responsibilities as are given to it from time to time by the Board.  The Governance Committee shall consult, as often as it deems appropriate, with management and counsel to the Fund Company and to the Independent Trustees as to legal or regulatory developments affecting their responsibilities.

(c)                                  The Governance Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Funds.  The Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fee and other retention terms.

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APPENDIX D

Officer and Director Information

Information regarding (i) the current officers of the Trust, and (ii) the principal executive officer and directors of BofA Advisors, is shown below. The mailing address of each Officer is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Name and Year of Birth	Position with the Trust and Year First Elected or Appointed to Office	Position with BACM and Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael J. Pelzar (Born 1968)	President	Vice President (2010)

President, BofA Global Capital Management, LLC since May 2010; Managing Director and Head of Product Management, Columbia Management Advisors, LLC from 2007 to April 2010; Head of Business Development and Mergers and Acquisitions for Global Wealth & Investment Management, Bank of America from 2006 to 2007; Managing Director and Partner, Kaufman & Company, LLC (bank) from 1998 to 2006.

Jeffrey R. Coleman (Born 1969)	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer	2009	Managing Director of Fund Administration of BofA Advisors since May 2010; Director of Fund Administration of Columbia Management Advisors, LLC from January 2006 to April 2010.

Peter T. Fariel (Born 1957)	Senior Vice President, Secretary and Chief Legal Officer	2010	Associate General Counsel, Bank of America since 2005.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President and Chief Compliance Officer	2010	Chief Compliance Officer of BofA Advisors and Managing Director, Bank of America since May 2010; Associate General Counsel, Bank of America from April 2005 to April 2010.

Barry S. Vallan (Born 1969)	Deputy Treasurer and Comptroller	2010	Director of Fund Administration of BofA Advisors since May 2010; Vice President-Fund Treasury of Columbia Management Advisors, LLC from 2004 to April 2010.

Thomas Loeffler (Born 1959)	Assistant Treasurer	2010	Chief Operating Officer, BofA Global Capital Management, LLC since May 2010; Chief Operating Officer, Fixed-Income and Liquidity Strategies, Columbia Management Advisors, LLC from 2004 to April 2010.

Robert Fitzpatrick (Born 1971)	Assistant Secretary	2010	Assistant General Counsel, Bank of America since 2004.

Patrick Campbell (Born 1957)	Assistant Treasurer	2010

Director of Transfer Agency Oversight, BofA Global Capital Management Group, LLC since May 2010; Vice President of Transfer Agency Oversight and Business Intelligence/Data Warehouse at Oppenheimer Funds, from 2004 to January 2009.

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APPENDIX E

Trustee Compensation

Total trustees’ fees paid by each Fund and the Trust to the current Trustees who are Nominees are listed below for the Funds’ last fiscal year. The aggregate compensation shown below for each Trustee for the fiscal year ended August 31, 2010 includes the compensation that the Trustee received from September 1, 2009 through December 31, 2009 from the corresponding series of the Predecessor Trust, but excludes the compensation that the Trustee received from September 1, 2009 through April 30, 2010 from the long-term funds that were part of the Columbia Funds complex during that period. No trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing Committees, which are not reflected in the amounts shown.

Trustee Compensation for the Fiscal Year Ended August 31, 2010

Fund	William A. Hawkins(1)	R. Glenn Hilliard(2)
BofA California Tax-Exempt Reserves	$4,121	$4,232
Amount deferred	$409	$0
BofA Cash Reserves	$5,701	$6,368
Amount deferred	$1,763	$0
BofA Connecticut Municipal Reserves	$4,006	$4,076
Amount deferred	$310	$0
BofA Government Reserves	$4,795	$5,143
Amount deferred	$987	$0
BofA Government Plus Reserves	$4,057	$4,145
Amount deferred	$354	$0
BofA Massachusetts Municipal Reserves	$4,020	$4,095
Amount deferred	$322	$0
BofA Money Market Reserves	$4,821	$5,178
Amount deferred	$1,009	$0
BofA Municipal Reserves	$4,486	$4,724
Amount deferred	$722	$0
BofA New York Tax-Exempt Reserves	$4,046	$4,130
Amount deferred	$345	$0
BofA Tax-Exempt Reserves	$4,510	$4,758
Amount deferred	$742	$0
BofA Treasury Reserves	$4,794	$5,141
Amount deferred	$986	$0
Total Compensation from the Funds for the Fiscal Year ended August 31, 2010	$49,357	$51,990
Aggregate Amount Deferred from the Funds for the Fiscal Year ended August 31, 2010.	$7,949	$0

(1)  As of August 31, 2010, the value of Mr. Hawkins’s account under a deferred compensation plan was $10,090.

(2)  As of August 31, 2010, the value of Mr. Hilliard’s account under a deferred compensation plan was $124,961.

E-1

APPENDIX F

Beneficial Owners of Fund Shares

As of April 11, 2011, to the knowledge of management of the Funds, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Fund	Shareholder Name and Address	Class Balance	Percentage of class
[FUND]	[NAME]	[•]	[•]	%
[ADDRESS]
[FUND]	[NAME]	[•]	[•]	%
[ADDRESS]

As of April 11, 2011, to the knowledge of management of the Funds, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other fund shareholders.

Fund	Shareholder Account Registration	Fund Balance		Percentage of Fund
[FUND]	[ACCOUNT]	$	[•]	[•]	%
[FUND]	[ACCOUNT]	$	[•]	[•]	%

F-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	BOFA FUNDS SERIES TRUST	PROXY

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 14, 2011

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 10:00 a.m., local time, on June 14, 2011, at 100 Federal Street, Boston, Massachusetts 02110, and, revoking any previous proxies, hereby appoints James R. Bordewick, Jr., Peter T. Fariel, Jeffrey R. Coleman and Michael J. Pelzar (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Joint Proxy Statement.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast (i) FOR the election of the seven Nominees to serve as Trustees on the Board of the Trust (Proposal 1); and (ii) FOR clarifying that the fundamental investment policy on concentration of BofA Cash Reserves and BofA Money Market Reserves permits each Fund to concentrate in certain bank obligations (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposal 1, Proposal 2 or any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to one or more Funds or proposals (including, but not limited to, in the event that sufficient votes in favor of any proposal are not received). The effectiveness of each proposal is not contingent on the approval of the other proposal. In addition, the effectiveness of Proposal 2 by BofA Cash Reserves or BofA Money Market Reserves is not contingent on the approval of Proposal 2 by the other Fund.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com/boa22493
999 9999 9999 999

Please sign exactly as your name(s) appear(s) on this proxy and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature(s)

Title(s), if applicable

Date	BOA_22493_040811

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 14, 2011.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/boa22493

Funds	Funds
BofA California Tax-Exempt Reserves	BofA Money Market Reserves
BofA Cash Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Government Plus Reserves	BofA Tax Exempt Reserves
BofA Government Reserves	BofATresuary Reserves
BofA Massachusetts Municipal Reserves

Please detach at perforation before mailing.

The Board of Trustees recommends that you vote: (i) FOR the election of the seven Nominees to serve as Trustees on the Board of the Trust (Proposal 1); and (ii) FOR clarifying that the fundamental investment policy on concentration of BofA Cash Reserves and BofA Money Market Reserves permits each Fund to concentrate in certain bank obligations (Proposal 2).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

☐	To elect FOR all nominees to the Board of the Trust and FOR all proposals for your Fund(s), mark this box. No other vote is necessary.

1.	To elect the Nominees to the Board of the Trust, each to hold office for an indefinitive term.	FOR	WITHHOLD	FOR ALL
ALL	ALL	EXCEPT
01. Harrison M. Bains	02. Paul Glasserman	03. George J. Gorman	☐	☐	☐
04. William A. Hawkins	05. R. Glenn Hilliard	06. William J. Kelly
07. Debra J. Perry

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

2.	To clarify the fundamental concentration policy.

FOR	AGAINST	ABSTAIN	FOR	AGAINST	ABSTAIN
01. BofA Cash Reserves	☐	☐	☐	02. BofA Money Market Reserves	☐	☐	☐

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.